SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                              --------------------

       Date of Report (Date of earliest event reported): January 28, 2002



                           RENCO STEEL HOLDINGS, INC.
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                    333-48245                  34-1854775
- -------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)          Identification Number)


  1040 Pine Avenue, S.E., Warren, Ohio                         44483-6528
- -------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (330) 399-6884


                                       N/A
- -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.
            ------------

            The Company does not have sufficient liquidity to make the interest payment, due February 1, 2002, on the Company's 10 7/8% Senior Secured Notes, due 2005 (the "Notes"). The Company anticipates that The Renco Group, Inc. ("Renco"), the sole shareholder of the Company, will provide the Company with adequate funds to enable the Company to make such interest payment on outstanding Notes not owned by Renco by March 1, 2002.

            As of the date hereof, Renco owns $59,320,000 face value of Notes. Renco has informed the Company that Renco is seeking to purchase additional Notes.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      RENCO STEEL HOLDINGS, INC.

                                      By:    /s/ Roger L. Fay
                                             ----------------------------------
                                      Name:  Roger L. Fay
                                      Title: Vice President and Chief Financial
                                             Officer


Date: January 28, 2002